REGISTRATION RIGHTS AGREEMENT MADE AND ENTERED INTO AS OF THE 16TH DAY OF OCTOBER, 1997




BY AND AMONG:                           COMPOSITECH LTD., a body corporate, duly
                                        incorporated according to the laws of the State of Delaware, having its head office and principal place of business in the Hamlet of Hauppauge, State of New
                                        York

                                        (hereinafter    referred   to   as   the
                                        "Company" or "Compositech")

                                        PARTY OF THE FIRST PART


AND: SOCIETE INNOVATECH DU GRAND MONTREAL, a body politic, duly constituted according to An Act respecting Societe Innovatech du Grand Montreal, R.S.Q., ch. S-17.2, having its head office and principal place of business in the City of Montreal, Province of Quebec,

                                        (hereinafter      referred     to     as
                                        "Innovatech")

                                        PARTY OF THE SECOND PART


AND: INDUSTRIES DEVMA INC., a body politic, duly incorporated according to the Companies Act (Quebec), having its head office and principal place of business in the City of Montreal, Province of Quebec,

                                        (herein after referred to as "DEVMA")

                                        PARTY OF THE THIRD PART


AND: FONDS DE SOLIDARITE DES TRAVAILLEURS DU QUEBEC (F.T.Q.), a body politic, duly incorporated according to the Act establishing the Fonds De Solidarite des Travailleurs du Quebec (F.T.Q.), having its head office and principal place of business in the City of Montreal, Province of Quebec,

                                        (hereinafter referred to as "Fonds")

                                        PARTY OF THE FOURTH PART


AND: FONDS REGIONAL DE SOLIDARITE ILE DE MONTREAL, limited partnership, a limited partnership organized under the laws of the Province of Quebec, herein represented by Gestion du Fonds Regional de Solidarite Ile de Montreal, Inc., its general partner, having its head office and principal place of business in the City of Montreal, Province of Quebec.

                                        (hereinafter refereed to as "FR")

                                        PARTY OF THE FIFTH PART


      SECTION 1. - PREAMBLE

      1.1  WHEREAS,   concurrently   with  the  execution  of  this   Agreement,
Innovatech, Devma, Fonds and FR have subscribed for shares of the common stock of the Company, par value $.01 per share ("Company Shares");

      1.2 WHEREAS concurrently with the execution of this Agreement, Innovatech, Devma, Fonds, FR and the Company have subscribed for common shares in the capital stock of CTEK Laminates Inc., a Canadian corporation ("CTEK"), and whereas each of the Investors may from time to time subscribe for additional common shares in the capital stock of CTEK (the common shares in the capital stock of CTEK being hereinafter referred to as the "CTEK Shares");

      1.3 WHEREAS the Company has agreed to grant to each of Innovatech, Devma, Fonds and FR the right to exchange its CTEK Shares for shares of the Common Stock of the Company (the "Exchange Shares") on the terms and conditions set out in the Stock Exchange Agreement;

      1.4 WHEREAS Innovatech, Devma, Fonds and FR have agreed to grant to the Company the right to cause Innovatech, Devma, Fonds and FR to exchange their CTEK Shares for Exchange Shares on the terms and conditions set out in the Stock Exchange Agreement;

      1.5 WHEREAS the Company has agreed to provide for the registration of the Company Shares and the Exchange Shares on the terms and conditions hereinafter set forth;

                   NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

      SECTION 2. - DEFINITIONS

      2.1 Definitions. In this Agreement:

      2.1.1 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in that certain Shareholders Agreement of even date hereof by and among the parties hereto and CTEK.

      2.1.2 "Investors" shall mean, collectively,  Innovatech,  Devma, Fonds and
FR.

      2.1.3 "Management Lock-ups" shall mean all those certain agreements entered into by Jonas Medney, Fred E. Klimpl, Willard T. Jackson, Samuel S. Gross, John F. Gahran, and James Taylor, the forms of which agreements was filed as Exhibit 10.21 to Compositech's Registration Statement on Form SB-2 File No. 333-3564-NY.

      2.1.4 "Other Securities" shall have the meaning set forth in Section 4.4 below.

      2.1.5 "Registering Investors" shall have the meaning set forth in Section 5.1(a)(ii) below.

      2.1.6 "Registrable Securities" shall mean the Company Shares and the Exchange Shares and any securities of Compositech distributed with respect to such shares.

      2.1.7 "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with the registration and other requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of all counsel to the Company and all accountants in connection with the registration statement, any preliminary prospectus or final prospectus, any other offering documents and amendments and supplements thereto and the mailing and delivery of copies thereof to underwriters and dealers; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivery of copies thereof to underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the Registrable Securities to be disposed of; (iv) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) fees, including, without limitation, any filing fees, incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of (or any similar review required by any other market or exchange on which the Registrable Securities then trade); (vi) the cost and charges of any transfer agent or registrar in connection with the registration of exchange or transfer of the Registrable Securities to be disposed of; (vii) the fees of any nationally recognized rating agency for rating the Registrable Securities to be disposed of; and (viii) all stock exchange listing fees; provided, however, that, notwithstanding any of the above, under no circumstances shall Registration Expenses include fees, disbursements or expenses of counsel to the Registering Investors.

      2.1.8 "SA Person" shall have the meaning set forth in Section 4.2 below.

      2.1.9 "SEC" shall have the meaning set forth in Section 4.1 below.

      2.1.10 "Total Number of Includible Securities" shall have the meaning set forth in Section 4.4(b) below.

      SECTION 3. - EFFECTIVENESS

      3.1 Effectiveness of Registration Rights. The registration rights pursuant to Section 4 hereof shall become effective on July 2, 1998, or such earlier date that any of the Management Lock-ups expire, as the case may be (the "Effective Date"), and terminate (a) in the case of the Company Shares, two (2) years from the date hereof, and (b) in the case of each Exchange Share, two (2) years after its issuance pursuant to the Stock Exchange Agreement (it being understood that the Exchange Shares may be issued from time to time for so long as any CTEK Shares remain outstanding).

      3.2 Registration Not Required. The Company shall not be obligated to effect any registration pursuant to Section 4 hereof if the intended method or methods of disposition of the Registrable Securities by the Investors may be effected without registration under the Securities Act of 1993, as amended (the "Securities Act"), and any certificate evidencing the Registrable Securities so to be disposed need not bear the restrictive legend with respect thereto set forth in the Subscription Agreement among the Investors and the Company dated the date hereof (the "U.S. Subscription Agreement") and/or the Stock Exchange Agreement, as the case may be, and the Company agrees to promptly take all customary actions necessary to permit such disposition, including, without limitation, providing the Company's transfer agent with all necessary instructions, and, to the extent necessary, causing counsel to the Company to deliver an opinion that the Registrable Securities may be reissued without such legend.

      SECTION 4. - REGISTRATION

      4.1 Demand Registration. Upon written notice from time to time by any of the Investor(s) (the "Registering Investors") given no earlier than 90 days prior to the Effective Date requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities owned beneficially and of record by the Registering Investors, which notice shall specify the intended method or methods of disposition of such Registrable Securities, and be simultaneously copied to any Investor not included in said Registering Investors (the "Request Notification"), the Company shall be obliged to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement within 60 days of the Request Notification and use its commercially reasonable best efforts to cause such registration statement to be declared effective (as promptly as reasonably practicable, but in no event prior to the Effective Date), under the Securities Act, for disposition of such Registrable Securities and the Registrable Securities of any other Investor(s) requesting to include all or part of the Registrable Securities owned beneficially and of record by it in such registration within 10 days of receipt of the Request Notification (such Investor(s) upon such request, shall also be "Registering Investors"), in accordance with the intended method or methods of disposition stated in such request notification; provided that:

          (a) if the Company shall have previously effected a registration with respect to Registrable Securities pursuant to this Section 4.1 or Section
     4.4 below (and, in the case of registration pursuant to Section 4.4 below, provided that, subject to Section 4.4(b), the Company has registered all Registrable Securities requested by the Investors pursuant to Section 4.4) the Company shall not be required to effect a registration pursuant to this
     Section 4.1 until a period of 120 days shall have elapsed from the effective date of the most recent such previous registration;

          (b) if, in the reasonable judgment of the Company, a registration at the time and on the terms requested would adversely affect any financing by the Company that had been planned by the Company prior to the Request Notification, the Company shall not be required to file any registration statement pursuant to this Section 4.1 until 120 days after completion or abandonment of such financing, provided that the Company may not defer the filing of a registration statement pursuant to this clause (b) or clause
     (d) below for more than 120 days in the aggregate in any 12-month period;

          (c) the Company shall not be required to file a registration statement if, as a result, the Company would be required to include in such registration statement (i) audited financial statements as of any date other than a fiscal year end or any other date as of which the Company shall have audited financial statements or (ii) pro forma financial statements pursuant to Regulation S-X under the Securities Act if such pro forma statements cannot be reasonably prepared in a timely fashion, until such audited financial statements or such pro forma financial statements have been prepared; provided that the Company shall use its best efforts to prepare within 90 days from the Request Notification any audited financial statements or pro forma financial statements required to be included;

          (d) if the Company determines in good faith that the filing of a registration statement would require the disclosure of material information which the Company has a good faith business purpose for preserving as confidential or the Company is unable to comply with the SEC requirements, the Company shall not be required to file any registration statement pursuant to this Section 4.1 until the earlier of (i) the date upon which such material information is disclosed to the public (it being understood that nothing herein shall require such disclosure) or ceases to be material or (ii) 90 days after the Company makes such good faith determination, provided that the Company may not defer the filing of a registration statement pursuant to this clause (d) or clause (b) above for more than 120 days in the aggregate in any 12-month period; and

          (e) any Investor which is not included among the Registering Investors in a given demand and who had not notified the Company within 10 days of receipt of a copy of the Request Notification that it wished to include all or part of the Registrable Securities owned beneficially and of record by it shall be deemed for all purposes to have waived, and be precluded from exercising, any registration rights in the applicable registration pursuant to this Section 4.1; and

          (f) if, in any case, the Company shall under any of foregoing  clauses
     (a) through (d) postpone the filing of a registration statement requested by the Registering Investors, it shall be a condition to such postponement that no executive officer or director of the Company sell any shares owned beneficially or of record by him during the period of such postponement, and the Registering Investors shall have the right for 30 days after receipt of the notice of postponement to withdraw the request for registration by giving written notice to the Company, and, in the event of such withdrawal, such request for registration shall not be counted as one of the three (3) registrations contemplated under Section 4.3(b) below.

      4.2 Third Person Shares. The Company shall have the right to cause the registration of securities for sale for the account of any Person within the meaning of the Securities Act (an "SA Person") in any registration of Registrable Securities requested pursuant to this Section 4.

      4.3 Registration Expenses.

          (a) Subject to the limitations set forth under Section 4.3(b) below, the Company shall pay any and all Registration Expenses with respect to any such registration; provided the Registering Investors shall bear (i) any and all transfer taxes applicable to their respective Registrable Securities registered thereunder, and (ii) their respective shares (pro rata in accordance with their respective numbers of Registrable Securities relative to all securities included in such registration) of any and all commissions, discounts or other compensation payable to any underwriters (including fees and expenses of underwriters' counsel) in respect of such Registrable Securities and the fees and expenses of their own counsel; provided, however, that in no event shall the Investors be required to pay any internal costs of the Company or shall the Company be required to pay any internal costs of the Investors.

          (b) Notwithstanding anything to the contrary herein, the Company (i) shall only be required to pay Registration Expenses in respect of three (3) registrations pursuant to Section 4.1, and (ii) shall be required to pay all the Registering Investors' Registration Expenses in respect of any registration pursuant to Section 4.4 if the Company receives the Piggyback Request (as such term is defined below) in respect of such registration on a date prior to the date that it receives the Request Notification in respect of the third registration pursuant to Section 4.1 (such date, the "Third Notification Date"). Accordingly, if the Company (x) shall be required to effect more than three (3) registrations pursuant to Section 4.1, or (y) shall be required to effect a registration pursuant to Section
     4.4 pursuant to a Piggyback Request made on or after Third Notification Date, each Registering Investor agrees to pay its portion of the expenses of any such additional registration pro rata in proportion that its Registrable Securities included in such registration statement bear to the whole number of securities included in such registration statement.

      4.4 Piggyback Registration. If the Company proposes to register any of its voting securities ("Other Securities") for public sale under the Securities Act, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice to each of the Investors of its intention to do so, and upon the written request (which request shall specify the Registrable Securities intended to be disposed of by such Investor and the intended method of disposition thereof) of any Investor delivered to the Company within 10 days after the giving of any such notice (the "Piggyback Request") the Company will use its reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Investors, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that:

          (a) If, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Investors and thereupon the Company shall be relieved of its obligations to register such Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 4.3), without prejudice, however, to the rights of the Investors, to request that such registration be effected as a registration under Section 4.1.

          (b) The Company will not be required to effect any registration of Registrable Securities under this Section 4.4 if, and to the extent that, the underwriters (or any managing underwriter) shall advise the Company in writing that, in their reasonable opinion, inclusion of such number of shares of Registrable Securities (after excluding from such registration any Registrable Securities proposed to be included by any executive officer or director of the Company) will adversely affect the price or distribution of the securities to be offered solely for the account of the Company. Such advice shall include a statement as to the underwriters' (or any managing underwriter's) opinion as to the number of shares which may be included without adversely affecting the price or distribution of the securities solely for the account of the Company (such total number of shares which such advice states may be so included being the "Total Number of Includible Securities"). The Company shall promptly furnish the Investors with a copy of such written advice. In the event that the number of shares requested to be included by Investors together with the number of other shares requested to be included by any selling securityholders (after excluding from such registration any Registrable Securities proposed to be included by any executive officer or director of the Company) requesting inclusion of such securityholders' securities pursuant to registration rights granted by the Company exceeds the Total Number of Includible Securities, the aggregate number of shares of Registrable Securities held by any Investors entitled to be included in the public sale shall be the product of (i) a fraction, the numerator of which is the total number of such shares of Registrable Securities held by such Investors requested to be included in such public sale and the denominator of which is the total number of such Investor's shares of

     Registrable  Securities  requested  to be included in such public sale plus the number of other shares requested to be included by other securityholders (including, but not limited to other Investors, if applicable (after excluding from such registration any Registrable Securities proposed to be included by any executive officer or director of the Company)) pursuant to registration rights granted by the Company and
     (ii) the Total Number of Includible Securities.

          (c) The Company shall not be required to effect any registration of Registrable Securities under this Section 4.4 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans.

          (d) No  registration  of  Registrable  Securities  effected under this
     Section 4.4 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Section 4.1.

      SECTION 5. - REGISTRATION PROCEDURES.

      5.1 Registration and Qualification.

          (a) If and whenever the Company is required to undertake to effect the registration of any Registrable Securities under the Securities Act as provided hereunder, the Company will as promptly as is reasonably practicable:

               (i) prepare, file and cause to become effective a registration statement under the Securities Act for such Registrable Securities in accordance with the applicable time periods and other conditions set forth in the relevant provision hereof;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the
          Securities  Act with  respect to the  disposition  of all  Registrable
          Securities until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investor(s) included in such registration (as the case may be, the "Registering Investors") set forth in such registration statement or the expiration of 365 days after such registration statement becomes effective;

               (iii) furnish to the Registering Investors and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in the case of the Registering Investors or any managing underwriter, including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) or filed under the Securities Act, in conformity with the requirements of the Securities Act, such documents as may be incorporated by reference in such registration statement or prospectus, and such other documents, as the Registering Investors or such underwriter may reasonably request;

               (iv) undertake to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Registering Investors or any underwriter of such Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or reasonably advisable to enable the Registering Investors or any underwriter to consummate the disposition in such jurisdictions of the Registering Investors' Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (v) in  the  case  of  any  underwritten  offering,  cause  to be furnished to the Registering Investors and the underwriters, addressed to them, (A) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement relating to any underwritten offering, and (B) a "comfort" letter signed by the independent accountants who have reported the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters, respectively, delivered to underwriters in underwritten public offerings of securities;

               (vi) immediately notify the Registering Investors at any time when a prospectus relating to a registration hereunder is or was required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes or included an untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary, in the light of the circumstances then existing, to make the statements therein not misleading, and promptly prepare and furnish to the Registering Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances then existing, to make the statements therein not misleading; and

               (vii) use reasonable efforts to do any and all other acts the Registering Investors may reasonably request and which are customary for a registration of equity securities.

          (b) The Company may require the Registering Investors to furnish such information regarding the Registering Investors and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

          (c) Each of the Registering Investors agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1(a)(vi) hereof, such Registering Investor shall use its best efforts to discontinue forthwith disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Registering Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.1(a)(vi) hereof.

      5.2 Underwriting.

          (a) If requested by the managing underwriter for any underwritten offering of Registrable Securities pursuant to a registration requested hereunder, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect provided in Section 7 hereof and the provision of opinions of counsel and accountants' letters to the effect provided in Section 5.1(a)(v) hereof. The Registering Investors shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of the Registering Investors.

          (b) In the event that any registration pursuant to Section 4.4 shall involve, in whole or in part, an underwritten offering, the Company may require the Registrable Securities to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In any such case, the Registering Investors shall be party to any such underwriting agreement, such agreement shall contain such representations, warranties and covenants by the Registering Investors and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect provided in Section 7 hereof. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of the Registering Investors.

      SECTION 6. - PREPARATION; REASONABLE INVESTIGATION.

      In connection with the preparation and filing of each registration statement hereunder registering Registrable Securities under the Securities Act, the Company will give the Registering Investors and the underwriters, if any, and their respective counsel and accountants (collectively, the "Inspectors"), such reasonable and customary access to its books and records

(collectively, the "Records") and such opportunities to discuss the business of the Company with its officers and the independent accountants who have its financial statements as shall be necessary, in the opinion of the Registering Investors and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Records which the Company reasonably determines to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed by the Inspectors. Each of the Investors agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company.

      SECTION 7. - INDEMNIFICATION AND CONTRIBUTION.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each SA Person who participates as an underwriter, each of the Registering Investors, each of their respective officers and directors and each SA Person, if any, who controls any such underwriter or the Registering Investors within the meaning of Section 15 of the Securities Act as follows:

               (i) against any and all loss, claim, damage and expense whatsoever, as incurred, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement or a material fact contained in any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of one (1) counsel only chosen collectively by the Registering Investors or by any underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above; provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of or caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Registering Investors or any underwriter expressly for use in a registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto); and provided further that this indemnity agreement does not apply to any loss, liability, claim, damage or expense arising out of or caused by the Registering Investor's continued circulation, subsequent to the Registering Investor's receipt of the notice described in Section 5.1(a)(vi) hereof, of a prospectus including the untrue statement of a material fact or omission of a material fact as to which such notice was provided.

          (b) Indemnification by the Investors. Each of the Registering Investors agrees to indemnify and hold harmless the Company and any underwriter, and each of their respective directors and officers (including each officer of the Company who signed the registration statement), and each SA Person, if any, who controls the Company or any underwriter within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7a) hereof, as incurred, with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Registering Investor expressly for use in the registration statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto).

          (c) Indemnification by Underwriter. Anything in Section 7(a) to the contrary notwithstanding, the Company's obligation to indemnify any underwriter pursuant to Section 7(a) in an underwritten offering (or any SA Person controlling such underwriter within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting agreement with such underwriter containing an agreement by such underwriter to indemnify and hold harmless the Company and the Registering Investors, and each of their respective directors and officers (including each officer of the Company who signed the registration statement), and each SA Person if any, who controls the Company, or the Registering Investors within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof, as incurred, with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such underwriter expressly for use in the registration statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto).

          (d) Conduct of Indemnification Proceedings. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may, at its own expense, participate in and direct the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 7 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, the Registering Investors and any underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Registering Investors and any underwriter, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the prospectus bears to the initial public offering price appearing thereon and the Company and the Registering Investors are responsible for the balance; provided, however, that no SA Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any SA Person who was not guilty of such fraudulent misrepresentation, and provided further that as between the Company and the respective Registering Investors, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company, on the one hand, and the respective Registering Investors on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (ii) the relative fault of the Company, on the one hand, and the respective Registering Investors, on the other, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the respective Registering Investors on the other, with respect to such offering shall be deemed to be in the same proportion as the sum of the total purchase price paid to the Company by the Registering Investors in respect of the Registrable Securities plus the total net proceeds from the offering of any securities included in such offering (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of Registrable Securities (before deducting expenses) received by the Investors with respect to such offering exceeds the purchase price paid to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth on the table to the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Registering Investors, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and the Investors agrees that it would not be just and equitable if contribution pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred herein. For purposes of this Section 7, each SA Person, if any, who controls Registering Investors or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as Registering Investors or such underwriter, and each director of the Company, each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

      SECTION 8. - PERMITTED ASSIGNMENT.

      An Investor may assign rights hereunder in connection with any sale of Company Shares, CTEK Shares and/or Exchange Shares which is consistent with the restrictions and representations contained in the U.S. Subscription Agreement, the Stock Exchange Agreement and the Shareholders Agreement, provided that such assignee shall have agreed in writing, satisfactory in form and substance to the Company and its counsel, to be bound hereby. From and after any such assignment pursuant to this Section 8, reference herein to the Investors shall include such permitted assignee or assignee.

      SECTION 9. - MISCELLANEOUS.

      9.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as they are applied to agreements entered into in New York between New York residents and performed entirely within New York.

      9.2 Further Assurances. Each party upon the request of the others, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

      9.3 Successors and Assigns. The provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators. The parties hereto hereby confirm that each transferee of any CTEK Shares shall benefit from the Registration Rights contemplated in this Agreement provided that the transfer of such CTEK Shares was made in conformity with the Shareholders Agreement and this Agreement.

      9.4 Arbitration. All disputes or controversies between the parties in respect of the validity, interpretation or performance of the provisions of this Agreement shall be definitive dealt with using the rules of conciliation and arbitration of the International Chamber of Commerce, by one or more arbitrators appointed in accordance with said rules, and to the exclusion of any courts, except for injunctive relief and any provisional remedy, including seizure before judgment or attachment, which may be obtained from any court or tribunal. Any arbitration proceeding required pursuant to the terms hereof shall take place in New York, New York and shall be conducted in both the English and French language.

      9.5 Notices. All offers, acceptances, rejections, notices, requests, authorizations, permissions, directions, demands and other communications hereunder shall be given in writing and shall be given by telecopier, or delivered by hand, to the other parties at the following addresses:

if to Devma:                 INDUSTRIES DEVMA INC.
                             600 de la Gauchetiere Street West
                             Suite 1700
                             Montreal, Quebec
                             H3B 4L8
                             Attention:  President
                             Telecopier: (514) 395-8055

if to Innovatech:            SOCIETE INNOVATECH DU GRAND MONTREAL
                             2020 University Avenue
                             Suite 1527
                             Montreal, Quebec
                             H3A 2A5
                             Attention:  President and Chief Executive Officer
                             Telecopier: (514) 864-4220

if to Fonds:                 FONDS DE SOLIDARITE DES TRAVAILLEURS
                             DU QUEBEC (F.T.Q.)
                             8717 Berri Street
                             Montreal, Quebec
                             H2M 2T9
                             Attention:  Vice President, Legal Affairs
                             Telecopier: (514) 383-2505
                             with a copy to:  Senior Vice President, Investments
if to FR:                    FONDS REGIONAL DE SOLIDARITE ILE DE MONTREAL
                             255 St. Jacques Street West
                             3rd Floor
                             Montreal, Quebec
                             H2Y 1M6
                             Attention:
                             Telecopier:

if to the Company:           COMPOSITECH LTD.
                             120 Ricefield Lane
                             Hauppauge, New York  11788-2008
                             Attention:  Executive Vice President & Treasurer
                             Telecopier: (516) 436-5203

with a copy in all cases to: LAPOINTE ROSENSTEIN
                             1250 Rene-Levesque Blvd. West
                             Suite 1400
                             Montreal, Quebec
                             H3B 5E9
                             Attention:  Me. Claude Bergeron
                             Telecopier: (517) 925-9001

with a copy in all cases to: DONOVAN LEISURE NEWTON & IRVINE
                             30 Rockefeller Plaza
                             New York, New York  10112
                             Attention:  Edward F. Cox, Esq.
                             Telecopier: (212) 632-3315

Or at such other address as the parties may have previously indicated to the others parties in writing in conformity with the foregoing. Any such notice, request, demand or other communication shall be deemed to have been received on the date of delivery if delivered by hand, or the next Business Day immediately following the date of transmission if sent by telecopier. The original copy of any notice sent my telecopier shall be forwarded to the other parties by registered mail, receipt return requested.

      9.6 Delays. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the day which is the reference day in calculating such period shall be excluded. If the day on which such delay expires is not a Business Day, then the delay shall be extended to the next succeeding Business Day.

      9.7 Entire Agreement: Amendment. This Agreement and the other documents delivered pursuant hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or as otherwise provided for herein. Except as expressly provided herein, neither this

Agreement nor any term hereof may be amended, other than by a written instrument signed by all the parties hereto.

      9.8 Gender. Any reference in this Agreement to any gender shall include both genders and the neutral, and words used herein importing the singular number only shall include the plural and vice versa.

      9.9 Headings. The division of this Agreement into Sections, subsections and other subdivisions, and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement.

      9.10 Waiver. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      9.11 Preamble. The preamble hereof shall form an integral part of this Agreement.

      9.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

      9.13 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      IN WITNESS WHEREOF, the parties have signed at the place and on the date first hereinabove mentioned.


INDUSTRIES DEVMA INC.                     FONDS DE SOLIDARITE DES
                                          TRAVAILLEURS DU QUEBEC (F.T.Q.)


Per:                                      Per: /s/Richard Bourget
    ------------------------------            ------------------------------
                                              Richard Bourget,
                                              Senior Vice President, Investments

SOCIETE INNOVATECH DU GRAND               FONDS REGIONAL DE SOLIDARITE
MONTREAL                                  ILE DE MONTREAL, by its general
                                          partner, Gestion  du Fonds  Regional
                                          de Solidarite Ile de Montreal Inc.


Per:                                      Per:
    ------------------------------            ------------------------------


COMPOSITECH LTD.


Per:
    ------------------------------
    Name:
    Title: